UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	September 20, 2023

Harley-Davidson Motorcycle Trust 2023-B
(Exact name of Issuing Entity as specified in its charter)
(Central Index Key Number of Issuing Entity: 0001989332)

Harley-Davidson Customer Funding Corp.
(Exact name of Depositor as specified in its charter)
(Central Index Key Number of Depositor: 0001114926)

Harley-Davidson Credit Corp.
(Exact name of Sponsor as specified in its charter)
(Central Index Key Number of Sponsor: 0001033232)

Nevada	333-262475	36-4396302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

                          9850 Double R Boulevard, Suite 200, Reno, Nevada 89521

(Address of principal executive offices, including zip code)

                              (775) 886-3000

(Registrant’s telephone number, including area code)

         3850 Arrowhead Drive, Carson City, Nevada 89706

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

The Depositor is filing certain exhibits by means of this Current Report on Form 8-K in connection with its filing with the SEC of a final prospectus, dated September 20, 2023, related to the offering of the Offered Notes. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(4.1)	Amended and Restated Trust Agreement, dated September 1, 2023, between Harley-Davidson Customer Funding Corp. and Wilmington Trust, National Association.

(10.2)	Sale and Servicing Agreement, dated as of September 1, 2023, among Harley-Davidson Motorcycle Trust 2023-B, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and Citibank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Date: September 22, 2023	By:	/s/ David Viney
	Name:	David Viney
	Title:	Vice President and Treasurer

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Exhibit Index to Current Report on Form 8-K

Dated September 20, 2023

Exhibit

Number

(4.1)	Amended and Restated Trust Agreement, dated September 1, 2023, between Harley-Davidson Customer Funding Corp and Wilmington Trust, National Association.

(10.2)	Sale and Servicing Agreement, dated as of September 1, 2023, among Harley-Davidson Motorcycle Trust 2023-B, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and Citibank, N.A.